Prospectus Supplement	February 28, 2014

Putnam Retirement Income Fund Lifestyle 3
Prospectus dated June 30, 2013

In the section What are the fund’s main investment strategies and related risks? the first and eighth paragraphs in the subsection Additional risks related to the underlying fund - Putnam Absolute Return 700 Fund are deleted in their entirety and replaced with the following, respectively:

Putnam Absolute Return 700 Fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 700 basis points (or 7.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.

The underlying fund seeks to earn a positive total return that exceeds by 700 basis points the return on U.S. Treasury bills as measured by the BofA Merrill Lynch U.S. Treasury Bill Index. The index tracks the performance of U.S. dollar denominated U.S. Treasury bills, which represent obligations of the U.S. Government having a maturity of one year or less. Returns on U.S. Treasury bills often track inflation levels (although the returns of U.S. Treasury bills and inflation rates can diverge significantly from time to time).

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